UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

Syros Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37813	45-3772460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 CambridgePark Drive, 4th Floor Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SYRS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, Syros Pharmaceuticals, Inc. (the “Company”) entered into (i) an Agreement and Plan of Merger, dated as of July 3, 2022 (the “Merger Agreement”), by and among the Company, Tyme Technologies, Inc., a Delaware corporation (“Tyme”), and Tack Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), providing for the merger of Merger Sub with and into Tyme, with Tyme surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”) and (ii) a Securities Purchase Agreement, dated as of July 3, 2022 (the “Securities Purchase Agreement”), by and among the Company and several institutional accredited investors (the “Investors”, with such transaction being the “Private Placement”).

On September 16, 2022, the Company completed its business combination with Tyme in accordance with the terms of the Merger Agreement. As further discussed below in Item 3.03 of this Current Report on Form 8-K, on September 16, 2022, the Company also effected a 1-for-10 reverse stock split of its common stock (the “Reverse Stock Split”). Unless noted otherwise, all references to share and per share amounts in this Current Report on Form 8-K reflect the Reverse Stock Split.

At the closing of the Merger, the Company issued an aggregate of 7,546,014 shares of its common stock to Tyme stockholders, based on a pre-Reverse Stock Split exchange ratio of 0.4382 shares of the Company’s common stock for each share of Tyme common stock outstanding immediately prior to the Merger, which exchange ratio was equitably adjusted to 0.04382 as a result of the Reverse Stock Split. The exchange ratio was determined through arm’s-length negotiations between the Company and Tyme. In addition, each outstanding and unexercised option to purchase shares of Tyme common stock granted to an individual who continued as a service provider to Tyme at the effective time of the Merger was assumed by the Company and converted into an option to purchase shares of the Company’s common stock, with necessary adjustments to reflect the exchange ratio.

The issuance of the shares of the Company’s common stock to the former stockholders of Tyme was registered with the U.S. Securities and Exchange Commission (the “SEC”) on the Company’s Registration Statement on Form S-4, as amended (File No. 333-266184) (the “Registration Statement”).

The foregoing description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 on the Current Report on Form 8-K filed by the Company on July 5, 2022, and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On July 3, 2022, the Company entered into the Securities Purchase Agreement with the Investors, pursuant to which, on September 16, 2022, the Company issued an aggregate of 6,387,173 shares of the Company’s common stock (the “Shares”), and, in lieu of Shares to certain Investors, pre-funded warrants to purchase an aggregate of 7,426,739 shares of common stock, and, in each case, accompanying warrants (the “Warrants”) to purchase an aggregate of up to 13,813,912 additional shares of common stock (or pre-funded warrants to purchase common stock in lieu thereof). The Private Placement closed concurrently with the Merger on September 16, 2022. The Company received aggregate gross proceeds from the Private Placement of $130 million, before deducting estimated offering expenses payable by the Company not inclusive of any exercise of the Warrants. The Company expects the net proceeds from the Private Placement to be used to advance the Company’s clinical development pipeline, business development activities, working capital and for general corporate purposes.

New and existing investors in the Private Placement led by a life sciences-focused investment fund also included Flagship Pioneering (“Flagship”) (founding investor of the Company), Avidity Partners, Deep Track Capital, Bain Capital Life Sciences, Invus, Samsara BioCapital, Adage Capital Partners LP, Ally Bridge Group and Cowen Healthcare Investments, as well as other investors. Samsara BioCapital is an affiliate of the Company with a representative on the Company’s board of directors (the “Board”). As disclosed under Item 5.02 below, following the closing of the Private Placement, Andrew M. Oh, a Senior Partner at Flagship, was appointed to the Board on September 16, 2022.

Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the securities in the Private Placement was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated under the Securities Act, and corresponding provisions of state securities or “blue sky” laws. The issuance of the securities in the Private Placement was not registered under the Securities Act or any state securities laws and such securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities in the Private Placement did not involve a public offering and was made without general solicitation or general advertising. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they have acquired the securities in the Private Placement for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the United States federal securities laws.

The foregoing description of the Securities Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, which was filed as Exhibit 10.4 on the Current Report on Form 8-K filed by the Company on July 5, 2022, and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The Company convened and adjourned its special meeting of stockholders on September 15, 2022 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the restated certificate of incorporation of the Company (the “Share Increase Amendment”) to effect a share increase of the number of authorized shares of the Company’s common stock from 200,000,000 shares to 700,000,000 shares (on a pre-split basis) (the “Share Increase”). On September 15, 2022, the Company filed the Share Increase Amendment with the Secretary of State of the State of Delaware to effect the Share Increase effective on September 15, 2022. As a result of the Share Increase, the number of issued and outstanding shares of the Company’s common stock was increased from 200,000,000 shares to 700,000,000 shares.

Also at the Special Meeting, the Company’s stockholders approved an amendment to the restated certificate of incorporation of the Company (the “Stock Split Amendment”) to effect the Reverse Stock Split of the Company’s common stock. On September 16, 2022, the Company filed the Stock Split Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split effective on September 16, 2022. As a result of the Reverse Stock Split, the number of issued and outstanding shares of the Company’s common stock immediately prior to the Reverse Stock Split was reduced to a smaller number of shares, such that every 10 shares of the Company’s common stock held by a stockholder immediately prior to the Reverse Stock Split were combined and reclassified into one share of the Company’s common stock. The number of authorized shares of the Company’s common stock was also proportionately adjusted from 700,000,000 to 70,000,000. Immediately following the Reverse Stock Split, and without giving effect to the shares of the Company’s common stock issued in connection with the Merger and the Private Placement, there were approximately 6.3 million shares of the Company’s common stock outstanding. The Company’s common stock will begin trading on The Nasdaq Global Select Market on a split-adjusted basis when the market opens on Monday, September 19, 2022.

No fractional shares were issued in connection with the Reverse Stock Split. Any fractional shares resulting from the Reverse Stock Split were rounded down to the nearest whole number, and each stockholder who would otherwise be entitled to a fraction of a share of common stock upon the Reverse Stock Split (after aggregating all fractions of a share to which such stockholder would otherwise be entitled) is, in lieu thereof, entitled to receive a cash payment determined by multiplying such fraction by $7.98, which is the average (after taking into account the ratio of the Reverse Stock Split) of the high and low trading prices of the Company’s common stock on The Nasdaq Global Select Market during the regular trading hours for the five trading days immediately preceding the effective time of the Reverse Stock Split.

The foregoing descriptions of the Share Increase Amendment and the Stock Split Amendment are subject to and qualified in their entirety by reference to the Share Increase Amendment and the Stock Split Amendment, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Elections

On September 16, 2022, Timothy C. Tyson was elected to the Board as the designee of Tyme in connection with the completion of the Merger and as contemplated by the Merger Agreement. Also on September 16, 2022, Andrew M. Oh was elected to the Board as the designee of Flagship following the closing of the Private Placement. In connection with his election to the Board, Mr. Tyson was appointed to the Compensation Committee of the Board and Mr. Oh was appointed to the Audit Committee of the Board.

Aside from the respective designation rights of Tyme and Flagship, there are no arrangements or understandings between either of Mr. Tyson or Mr. Oh and any other persons pursuant to which they were selected as directors of the Company, they have no family relationships with any of the Company’s directors or executive officers, and they have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with his election to the Board, each of Mr. Tyson and Mr. Oh will enter into the Company’s standard indemnification agreement in the form previously approved by the Board, a copy of which is filed as Exhibit 10.12 to the Company’s Registration Statement on Form S-1 filed on June 3, 2016.

Pursuant to the terms of the Company’s compensation policy for non-employee directors, in connection with their respective elections to the Board, each of Mr. Tyson and Mr. Oh will receive (i) an initial option to purchase 12,000 shares of the Company’s common stock (an “Initial Option Award”) and (ii) an initial grant of either (a) 8,000 restricted stock awards (an “Initial RSA Award”) or (b) 8,000 restricted stock units (an “Initial RSU Award”), with the decision to receive an Initial RSA Award or an Initial RSU Award to be made at the election of each director. Each Initial Option Award shall have an exercise price equal to the closing trading price of the Company’s common stock on The Nasdaq Global Select Market on the date of grant, have a term of ten years, and vest and become exercisable as to 16.66% of the shares underlying such award on the six month anniversary of the date of grant of the award, with the remainder of the shares vesting in equal monthly installments of 2.77% of the shares underlying the initial award until the third anniversary of the date of grant. Each Initial RSA Award or Initial RSU Award shall vest as to 33.33% of the shares underlying such award on each of the first three annual anniversaries of the date of grant. Each Initial Option Award and each Initial RSA Award or RSU Award will be made pursuant to the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”). The description of the 2022 Plan contained on pages 246 to 257 of the Company’s definitive proxy statement/prospectus included in the Registration Statement on Form S-4 filed by the Company with the SEC is incorporated herein by reference. Further, in accordance with the terms of the Company’s compensation policy for non-employee directors, (i) each of Mr. Tyson and Mr. Oh will receive an annual cash retainer equal to $40,000 as compensation for their service on the Board, payable in quarterly installments, (ii) Mr. Tyson will receive an annual cash retainer equal to $5,000 as compensation for his service as a member of the Compensation Committee of the Board and (iii) Mr. Oh will receive an annual cash retainer equal to $7,500 as compensation for his service as a member of the Audit Committee of the Board.

Timothy C. Tyson was a member of the board of directors of Tyme from March 2015 until its acquisition by the Company. Mr. Tyson is currently Chairman and CEO of TriRx Pharmaceutical Services, LLC and Chairman at Icagen Inc. He served as Chairman and CEO of Avara Pharmaceutical Services from May 2015 to October 2018. He served as Chief Executive Officer and Executive Chairman of Aptuit from 2008 to 2012 and non-executive Chairman from 2012 to 2016. Mr. Tyson served as the Chief Executive Officer of Valeant Pharmaceuticals International (formerly, ICN Pharmaceuticals Inc.) from January 1, 2005 to February 1, 2008. He served as President of Valeant Pharmaceuticals International from November 2002 to February 1, 2008 and served as its Chief Operating Officer from November 2002 to December 2004. He served as President of Global Manufacturing and Supply for GlaxoSmithKline plc. from June 1998 to November 2002. From 1997 to 1998, Mr. Tyson served as GlaxoSmithKline’s Vice President and General Manager of Business Operations. During his 14-year tenure at GlaxoSmithKline, he served in a variety of roles with broad international and domestic responsibilities, including significant management experience running two divisions: Glaxo Dermatology and Cerenex Pharmaceuticals. Prior to his tenure at GlaxoSmithKline, Mr. Tyson served in a number of executive positions at Bristol-Myers Company in Operations and Research and Development. Before his tenure at Bristol-Myers, he served as a Manufacturing Manager for Procter & Gamble. He served as an Officer in the United States Army from 1974 to 1979 and spent 14 years in the United States Army Reserves. He has been Independent Non-Executive Chairman of Icagen, formerly Caldera Pharmaceuticals, since April 1, 2014 and has been a director since October 2013. He served as a Director of Valeant Pharmaceuticals International from 2004 to February 1, 2008. Mr. Tyson received a Master in Business Administration and Master in Public Administration from Jacksonville State University in 1979 and 1976, respectively. He is also a 1974 graduate of the United States Military Academy at West Point.

Andrew M. Oh has been a Senior Partner at Flagship since February 2021. He previously served as Chief Financial Officer of Rubius Therapeutics, Inc. from December 2017 to September 2020. Prior to joining Rubius, Mr. Oh served as the Co-Founder, Director, Chief Investment Officer and Chief Operating Officer of Leerink Pharmaceutical Investments, a private asset management company focused on investing in public healthcare stocks, from January 2014 to December 2017. From May 2006 to March 2013, Mr. Oh served as the Senior Global Pharmaceutical Analyst at Fidelity Investments and as the Portfolio Manager overseeing the Fidelity Select Pharmaceuticals Portfolio fund. Mr. Oh received an M.B.A. from Northwestern University’s Kellogg School of Management and a B.A. in Biology from Washington University in St. Louis.

Director Resignations

Each of Amir Nashat, Ph.D., and Phillip A. Sharp, Ph.D., resigned from the Board, and all committees or subcommittees thereof, as of the effective time of the Merger on September 16, 2022.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01.	Other Events.

On September 16, 2022, the Company issued a press release announcing, among other things, the closing of the Merger and the Private Placement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Tyme as of March 31, 2022 and 2021 and for the years then ended required by Item 9.01(a) were previously filed with the SEC as part of the Registration Statement and are incorporated herein by reference. The unaudited condensed interim financial statements of Tyme as of June 30, 2022 and for the three months ended June 30, 2022 and 2021, will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information as of March 31, 2022 was previously filed with the SEC as part of the Registration Statement and is incorporated herein by reference. The pro forma financial information as of June 30, 2022 will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act, concerning the Company, Tyme, the transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management of the Company. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, the risk factors included in the Registration Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated July 3, 2022, by and among Syros Pharmaceuticals, Inc., Tack Acquisition Corp. and Tyme Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (File No. 001-37813) filed on July 5, 2022).

3.1*	Certificate of Amendment to the Restated Certificate of Incorporation of the Company related to the Share Increase Amendment, dated September 15, 2022.

3.2*	Certificate of Amendment to the Restated Certificate of Incorporation of the Company related to the Stock Split Amendment, dated September 16, 2022.

10.1	Securities Purchase Agreement, dated July 3, 2022, by and among Syros Pharmaceuticals, Inc. and the persons party thereto (incorporated by reference to Exhibit 10.4 to the Registrant’s Current Report on Form 8-K (File No. 001-37813) filed on July 5, 2022).

99.1*	Press release issued on September 16, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYROS PHARMACEUTICALS, INC.

Date: September 16, 2022	By:	/s/ Nancy Simonian
Nancy Simonian, M.D.
President & Chief Executive Officer